UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2015
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

Effective April 10, 2015, the following executive officers and directors of Ireland Inc. (the “Company”) subscribed for special warrants (the “2015 Special Warrants”) on the same terms and conditions as the Company’s recently completed 2015 Special Warrant Offering:

Name	Position	No. of 2015 Special Warrants
Steve A. Klein	Director	100,000
Douglas D.G. Birnie	CEO, President, Secretary and Director	250,000

Each 2015 Special Warrant was purchased at a price of $0.20 per 2015 Special Warrant for total gross proceeds of $70,000.

A description of the terms and conditions of the 2015 Special Warrants are provided in our Annual Report on Form 10-K, filed on March 30, 2015 and in our Report on Form 8-K, filed on March 26, 2015.

ITEM 8.01           OTHER EVENTS

Effective March 31, 2015, the holders of an aggregate of 8,075,000 special warrants (the “2014 Special Warrants”) issued by Ireland Inc. (the “Company”) in March 2014 delivered notice of their intention to exercise their right to convert their 2014 Special Warrants into Common Stock Equivalents offered in a Subsequent Equity Financing (as those terms are defined under the terms and conditions of the 2014 Special Warrants). The converting 2014 Special Warrant Holders intend to convert their 2014 Special Warrants into the special warrants offered and sold by the Company in February and March of 2015 (the “2015 Special Warrants”). As the subscription price for the 2014 Special Warrants and the 2015 Special Warrants were both $0.20 per special warrant, the 2014 Special Warrants were converted into 2015 Special Warrants on a 1:1 basis without the payment of any additional consideration.

Also effective on March 31, 2015, a total of 1,600,000 2014 Special Warrants were automatically converted into units (each a “Unit”) on a 1:1 basis. Each Unit issued consisted of one share of the Company’s common stock and one share purchase warrant entitling the holder to purchase one additional share of the Company’s common stock at a price of $0.40 per share, expiring on March 29, 2019.

The 8,075,000 2014 Special Warrants being converted into 2015 Special Warrants, and the 1,600,000 2014 Special Warrants converted into shares of common stock and share purchase warrants, represent all of the outstanding 2014 Special Warrants.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Special Warrant.(1)
4.2	Form of Unit Warrant.(1)
10.1	Form of Special Warrant Subscription Agreement.(1)

(1) Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: April 16, 2015	By:	/s/ Douglas D.G. Birnie
Name: Douglas D.G. Birnie
Title: CEO and President